Statements of Operations - Greenland Exploration Limited	7 Months Ended
Dec. 31, 2025 USD ($) $ / shares shares
General and administrative expenses	$ 176,575
Loss before taxes	(176,575)
Income tax
Net loss	$ (176,575)
Weighted average common shares outstanding
Weighted average common shares outstanding, basic | shares	1,441,463
Weighted average common shares outstanding, diluted | shares	1,441,463
Basic net loss per share | $ / shares	$ (0.12)
Diluted net loss per share | $ / shares	$ (0.12)